Atlantic Canada Opportunities Agency
Agence de promotion économique du Canada atlantique

Nova Scotia Office
P.O. Box 2284
Station "M"
Halifax, N.S.
B3J 3C8
Tel: (902) 426-8361
Fax: (902) 426-2054

Bureau de la Nouvelle-Écosse
Casier postal 2284
Succ. "M"
Halifax (N.-É.)
B3J 3C8
Tél.: (902) 426-8361
Téléc.: (902) 426-2054

Contract Number 181936
Amendment # 1

Navitrak Engineering Inc.
1190 Barrington Street, Suite 400
Halifax, Nova Scotia
B3J 1V7

Attention: Mr. Robert Gallant

Dear Mr. Gallant:

Re: Atlantic Innovation Fund (AIF) – Navitrak ACTIVEmap Computer (NAMC) Project

With reference to the above-noted project, please find enclosed:

(1) Two original copies of Amendment # 1. If you are in concurrence with this amendment, please sign both copies and return one copy to us by June 30, 2006. The other copy is for your records.

(2) A consolidation of the Agreement (Schedule 'A') and this amendment. This consolidation is for working purposes only.

Should you have any questions concerning this amendment, please contact me at (902) 426-5471; toll-free at 1-800-565-1228 or via email at Rob.McDonald@acoa-apeca.gc.ca

Yours truly,

Rob McDonald
Manager, AIF

Encls.

Atlantic Innovation Fund

Amendment No. 1

Contract Number: ***181936***

This Amendment made

BETWEEN: **ATLANTIC CANADA OPPORTUNITIES AGENCY**

(hereinafter referred to as "**ACOA**")

AND: **NAVITRAK ENGINEERING INCORPORATED,** a corporation duly incorporated under the laws of the Province of Nova Scotia, having its head office located at 1190 Barrington Street, Suite 400, Halifax, Nova Scotia B3J 1V7

and

NAVITRAK INTERNATIONAL CORPORATION (Nevada) , a corporation duly incorporated under the laws of the State of Nevada, having its head office located at 114 W. Magnolia Street, Suite 446, Bellingham, Washington, USA 98225

(hereinafter referred to as "the **Proponent**")

WHEREAS ACOA and the Proponent have entered into a contribution agreement (the "Agreement") pursuant to the Atlantic Innovation Fund (AIF) dated December 30, 2004;

WHEREAS the parties wish to amend the Agreement in order to incorporate changes to the Navitrak ACTIVEmap Computer (NAMC) Project, which have occurred during the time between commencement of the project and the date of this Amendment Agreement.

IN CONSIDERATION of the mutual covenants and agreements herein and subject to the terms and conditions in this Amendment Agreement, the parties agree as follows:

1. (a) **DELETE:**
   Articles of Agreement, Article 3.2 as follows:

   The Proponent shall ensure that the Project is completed on or before March 31, 2006 (**"Project Completion Date"**), unless otherwise agreed to in writing by ACOA.

   (b) **ADD:**
   Articles of Agreement, Article 3.2 as follows:

   The Proponent shall ensure that the Project is completed on or before March 31, 2007 (**"Project Completion Date"**), unless otherwise agreed to in writing by ACOA.

2. (a) **DELETE:**
   Articles of Agreement, Article 5.2 as follows:

   The first repayment is due on **September 1, 2007**, and subsequent repayments are due annually until the Contribution has been paid in full.

   (b) **ADD:**
   Articles of Agreement, Article 5.2 as follows:

   The first repayment is due on **September 1, 2008**, and subsequent repayments are due annually until the Contribution has been paid in full.

3. ***(a) DELETE:***
   Articles of Agreement, Article 8.1 (a) as follows:

   The Proponent shall attain Equity, satisfactory to ACOA, in the total amount of (**$852,105**) or before the date of the first disbursement by ACOA to the Proponent.

   (b) ADD:
   Articles of Agreement, Article 8.1 (a) as follows:

   The Proponent shall attain Equity, satisfactory to ACOA, in the total amount of (**$800,000**) or before the date of the first disbursement by ACOA to the Proponent.

4. **(a) DELETE:**
Articles of Agreement, Article 9.2 as follows:

Any notice to the Proponet will be addressed to :

Navitrak Engineering Incorporated
1660 Hollis Street, Suite 904
Halifax, Nova Scotia
B3J 1V7
Attention: Joel Strickland
Fax No.: (902) 426-1582.

and

Navitrak International Corporation
114 W. Magnolia Street, Suite #446
Bellingham, Washington USA 98225
Attention: Robert Knight
Fax No.: (888) 639-4097

(b) ADD:
Articles of Agreement, Article 9.2 as follows:

Any notice to the Proponent will be addressed to:

Navitrak Engineering Incorporated
1190 Barrington Street, Suite 400
Halifax, Nova Scotia
B3J 1V7
Attention: Robert Gallant
Fax No.: (902) 426-1582

and

Navitrak International Corporation (Nevada)
114 W. Magnolia Street, Suite #446
Bellingham, Washington USA 98225
Attention: Robert Knight
Fax No.: (888) 639-4097

5. ***(a) DELETE:***
Schedule 2 as follows:

Refer to Schedule "A" for deletions to the Statement of Work as shown by sections that have been denoted by a strikethrough.

(b) ADD:
Schedule 2 as follows:

Refer to Schedule "A" for additions to the Statement of Work as shown by sections that have been denoted by a highlight.

6. ***(a) DELETE:***
Schedule 4, subsection 1 as follows:

Unless otherwise agreed to in writing by ACOA, the Proponent will ensure that the Resulting Products are exploited through their production in Atlantic Canada until March 31, 2016.

(a) ADD:
Schedule 4, subsection 1 as follows:

Unless otherwise agreed to in writing by ACOA, the Proponent will ensure that the Resulting Products are exploited through their production in Atlantic Canada until March 31, 2017.

This Amendment Agreement is supplementary to the Agreement and all other terms and conditions of the Agreement will remain in full force and effect.

For ease of reference, attached as Schedule 'B' is a consolidation of the Agreement and all of the amendments executed by the parties.

This Amendment Agreement must be signed by the Proponent and received by ACOA on or before ***June 30, 2006***, failing which it will be null and void.

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

ATLANTIC CANADA OPPORTUNITIES AGENCY,

Per: DCrane

A/Mgr AIF — May 18/06

Name & Title — Date

NAVITRAK ENGINEERING INCORPORATED,

Per: [signature]

HERBERT LUSTIG - GENERAL MGR — MAY 18, 2006

Name & Title — Date

Per: [signature]

ROBERT GALLANT - CONTROLLER — May 18/06

Name & Title — Date

NAVITRAK INTERNATIONAL CORPORATION (Nevada),

Per: [signature]

Robert Knight, President — May 18, 2006

Name & Title — Date

Per: ______________________

______________________ — ______________

Name & Title — Date